THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A
POTENTIA®
FIXED AND VARIABLE ANNUITY CONTRACTS
SUPPLEMENT DATED AUGUST 31, 2001
TO
PROSPECTUS
DATED MAY 1, 2001

THIS SUPPLEMENT SUPERCEDES THE MAY 16, 2001 SUPPLEMENT

          Effective August 29, 2001, The Variable Annuity Life Insurance Company ("VALIC") is amending the prospectus solely for the purpose of announcing the acquisition of VALIC's parent company.

          On page 13 of the prospectus, the fourth and fifth paragraphs of the section titled "ABOUT VALIC" are deleted in their entirety and replaced with the following:

On May 11, 2001, American General Corporation, American International Group, Inc. ("AIG"), a Delaware corporation and Washington Acquisition Corporation, a Texas corporation and a wholly-owned subsidiary of AIG, entered into an agreement pursuant to which American General Corporation would become a wholly-owned subsidiary of AIG (the "Transaction"). On August 15, 2001, the shareholders of American General Corporation voted to approve the Transaction. On August 29, 2001, the Transaction was completed. As a result of the Transaction, VALIC is now an indirect, wholly-owned subsidiary of AIG.